SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 4, 2004

(Date of Report; Date of Earliest Event Reported)

AXT, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24085	94-3031310

(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive, Fremont, California	94538

(address of principal executive offices)	(Zip Code)

(510) 683-5900

(Registrant’s telephone number, including area code)

Item 12. REGULATION FD DISCLOSURE

12.1	In accordance with Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information for AXT, Inc. for the quarter ended December 31, 2003 and forward-looking statements relating to the quarter ending March 31, 2004 as presented in a press release of February 4, 2004.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Financial information for AXT, Inc. for the quarter and twelve months ended December 31, 2003 and forward-looking statements relating to the quarter ending March 31, 2004 as presented in a press release of February 4, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: February 4, 2004	By:	/s/	Morris S. Young Morris S. Young President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated February 4, 2004.